Offerings - Offering: 1	Sep. 18, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 52,100,357.52
Fee Rate	0.01531%
Amount of Registration Fee	$ 7,976.56
Offering Note	Calculated as the aggregate maximum purchase price for shares of common stock, par value $0.01 per share, of Carlyle Credit Solutions, Inc. ("Shares"), based upon the net asset value per Share as of August 31, 2025, of $19.06. This amount is based upon the offer to purchase up to 2,733,492 Shares.